UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 21, 2009

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2009, Fannie Mae (formally, the Federal National Mortgage Association) announced that Michael J. Williams had been appointed President and Chief Executive Officer of the company. Effective April 21, 2009, Mr. Williams succeeded Herbert M. Allison, Jr., who resigned as of that date as the company’s President and Chief Executive Officer, and as a member of its Board of Directors, following his nomination for the position of Assistant Secretary for Financial Stability and Counselor to the Secretary at the U.S. Department of Treasury.

With his appointment as Fannie Mae’s President and Chief Executive Officer, Michael J. Williams, age 51, succeeded to all of the authority, duties and responsibilities previously delegated to Mr. Allison by the Federal Housing Finance Agency, in its capacity as conservator of Fannie Mae, and by the company’s Board of Directors. Mr. Williams also replaced Mr. Allison as a member of the Board of Directors of Fannie Mae, effective April 21, 2009.

Prior to this appointment, Mr. Williams had been serving as Fannie Mae’s Executive Vice President and Chief Operating Officer since November 2005, and that position will remain vacant until a successor is appointed. Mr. Williams previously served as Fannie Mae’s Executive Vice President for Regulatory Agreements and Restatement from February to November 2005 and, from July 2000 to February 2005, as President—Fannie Mae eBusiness and as Senior Vice President—e-commerce from July 1999 to July 2000. Prior to that time, Mr. Williams served in various roles in the Single-Family and Corporate Information Systems divisions of Fannie Mae. Mr. Williams joined Fannie Mae in 1991.

There have been no changes to Mr. Williams’ compensation from the description contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 7.01 Regulation FD Disclosure.

A copy of a news release announcing other senior management changes is attached as Exhibit 99.1 to this report and incorporated herein by reference. The exhibit submitted herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibit index filed herewith is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

April 23, 2009	By:	Michael J. Williams

Name: Michael J. Williams
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release, dated April 21, 2009